UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

ADM Endeavors, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56047	45-0459323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5941 Posey Lane, Haltom City, TX	76117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 840-6271

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

(i)	On April 24, 2024, we notified M&K CPAS, PLLC (“M&K”) of their dismissal as our independent registered public accounting firm.
(ii)	The report of M&K on the Company’s financial statements as of and for the fiscal year ending December 31, 2023 (the only fiscal year audited by M&K), contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.
(iv)	Through our fiscal years ending December 31, 2023 and 2022 (M&K did not audit our financial statements for the fiscal year ending December 31, 2022, but we are required to reference the fiscal year ending December 31, 2022, by Item 304(a)(1)(iv) of Regulation S-K), there have been no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&K would have caused them to make reference thereto in their report on the financial statements. Through the interim period from December 31, 2023, through April 24, 2024, there have been no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&K would have caused them to make reference thereto in their report on the financial statements.
(v)	We have authorized M&K to respond fully to the inquiries of the successor accountant.
(vi)	During our fiscal years ended December 31, 2023 and 2022 (M&K did not audit our financial statements for the fiscal year ending December 31, 2022, but we are required to reference the fiscal year ending December 31, 2022, by Item 304(a)(1)(v) of Regulation S-K), and the interim period through April 24, 2024, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.
(vii)	We provided a copy of the foregoing disclosures to M&K prior to the filing of this report and requested that M&K furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

On April 24, 2024, we engaged TPS Thayer, LLC (“TPS”) of Sugar Land, Texas, as independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2024. During the fiscal years ending December 31, 2023 and 2022, and prior to April 24, 2024, we had not consulted with TPS regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Turner concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter from M&K regarding change in certifying accountant (filed herewith)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADM ENDEAVORS, INC.

Date: May 13, 2024	By:	/s/ Marc Johnson
Marc Johnson Chief Executive Officer